Exhibit 10.3
CERTAIN INFORMATION IDENTIFIED WITH THE MARK “(***)” HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE SUCH INFORMATION IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT NO. 1 TO
OPTION AND LICENSE AGREEMENT
This Amendment No. 1 to the Option and License Agreement (this “Amendment”) is entered into as of July 16, 2021 (the “Amendment Effective Date”), by and between:
(1)    MEDIMMUNE LIMITED, a company organized under the laws of England and Wales (“AstraZeneca”); and
(2)    AEVI GENOMIC MEDICINE, LLC, a Delaware limited liability company and successor by merger of AEVI GENOMIC MEDICINE, INC., a Delaware corporation (“Aevi”).
AstraZeneca and Aevi may be referred to herein individually as a “Party” and collectively as the “Parties.”
Background
A.    AstraZeneca and Aevi entered into the Option and License Agreement dated August 6, 2019 (the “Agreement”);
B.    AstraZeneca AB, an affiliate of AstraZeneca, and (***) are party to a Licenses and Services Agreement dated (***) (as amended, the (***) Agreement”) that covers certain Know-How (as defined in the Agreement) that the Parties desire to be sublicensed to Aevi and its Affiliates (as defined in the Agreement) and sublicensees; and
C.    The Parties desire to amend the Agreement to amend, modify or restate certain terms and conditions of the Agreement and to make such other changes as are set forth herein for purposes of effecting such sublicense.
Agreement
In consideration of the promises and of the mutual covenants and agreements set forth, the Parties agree as follows:
1.    Definitions. All capitalized terms used and not otherwise defined in this Amendment have the meanings ascribed to such terms in the Agreement.
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Amendment No. 1 to Option and License Agreement

2.    (***) Sublicense. The following is hereby added to the end of Section 4.3:
MedImmune hereby grants to Aevi and its Affiliates and sublicensees of MedImmune Intellectual Property (which sublicensees MedImmune acknowledges are either Strategic Partners, Competing Contract Manufacturers or Third Parties as such capitalized terms are defined in the (***) Agreement), a worldwide, perpetual and irrevocable (save Aevi’s breach of the Agreement), exclusive (even as to MedImmune), royalty-free (subject to Section 7.3) and fully paid-up (subject to Section 7.2) right and sublicense, under MedImmune's right, title and interest in and to the Cell Line and Know-How associated therewith, including the specific Know-How listed on Schedule 4.3 (collectively, the (***) Know-How”), solely to Develop, have Developed, Manufacture, have Manufactured, Commercialize and have Commercialized the Molecule and Products in the Field in the Territory (the “(***) Sublicense”). The (***) Sublicense (a) is subject to the terms and conditions of the (***) Agreement, (b) cannot be sublicensed by Aevi except with MedImmune’s prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned, (c) effects a direct sublicense by MedImmune to Aevi and its Affiliates and sublicensees of MedImmune Intellectual Property (and not a sublicense to Aevi who in turn sublicenses to its Affiliates or sublicensees), (d) covers Know-How that is not considered MedImmune Intellectual Property or MedImmune Excluded IP and (e) does not sublicense rights to the (***) (as defined in the (***) Agreement). Notwithstanding the provisions of Article 8 or Article 11, MedImmune shall have the sole and exclusive right and control over the enforcement, defense or other actions with respect to the (***) Know-How and (***) rights in the Cell Line.

3.    (***) Cell Line Know-How. Schedule 4.3 CELL LINE TO BE PROVIDED TO AEVI of the Agreement is hereby deleted and replaced in its entirety with Exhibit A attached to this Amendment.

4.    Representations and Warranties of AstraZeneca. AstraZeneca represents and warrants to Aevi that as of the Amendment Effective Date: (a) AstraZeneca Controls the Cell Line and (***) Know-How and is entitled to grant the (***) Sublicense; (b) MedImmune's right, title and interest in and to the Cell Line and the (***) Know-How includes the right to sublicense the rights of MedImmune received from (***) in the Cell
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Amendment No. 1 to Option and License Agreement

Line and (***) Know-How to Develop, have Developed, Manufacture, have Manufactured, Commercialize and have Commercialized the Molecule and Products in the Field in the Territory; and (c) AstraZeneca has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the Cell Line or (***) Know-How in a manner that conflicts with any rights granted to Aevi under the Agreement, and AstraZeneca is under no obligation to make any such transfers, conveyances or encumbrances.

5.    Defined Terms. The defined terms (***) Agreement, (***) Know-How and (***) Sublicense set forth in this Amendment are hereby added to the table in Section 2.2 of the Agreement in the correct alphabetical order and with the appropriate cross references.

6.    Full Force and Effect. Except as set forth in this Amendment, in all other respects the Agreement remains in full force and effect.

7.    Modifications. This Amendment may only be modified by a written document, signed by both Parties.

8.    Counterparts. This Amendment may be executed in two or more counterparts, each of which will be deemed an original and all of which will together be deemed to constitute one agreement. The Parties agree that the execution of this Amendment by industry standard electronic signature software and/or by exchanging PDF signatures shall have the same legal force and effect as the exchange of original signatures, and that in any proceeding arising under or relating to this Amendment, each Party hereby waives any right to raise any defense or waiver based upon execution of this Amendment by means of such electronic signatures or maintenance of the executed agreement electronically.

Execution

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Amendment No. 1 to Option and License Agreement

THIS AMENDMENT IS EXECUTED by the authorised representatives of the Parties as of the Amendment Effective Date first written above.

SIGNED for and on behalf of MedImmune Limited	SIGNED for and on behalf of Aevi Genomic Medicine, LLC
/s/ Adrian Kemp	/s/ Michael F. Cola
Signature	Signature
Name: Adrian Kemp	Name: Michael F. Cola
Title: Company Secretary	Title: Chief Executive Officer

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Amendment No. 1 to Option and License Agreement

EXHIBIT A

SCHEDULE 4.3

CELL LINE TO BE PROVIDED TO AEVI

Description	Lot No.	Quantity	Storage Temperature	Storage Location
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)

Reports

(***)
(***)

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Amendment No. 1 to Option and License Agreement